Exhibit 99.2

Behringer Harvard REIT I, Inc. Quarterly Update 1325 G Street, Washington DC

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management’s view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include changes in general economic conditions, changes in real estate conditions, lack of available financing, construction costs that may exceed estimates, construction delays, increases in interest rates, tenant defaults, lease-up risks, inability to obtain new tenants upon the expiration of existing leases, and the potential need to fund tenant improvements or other capital expenditures out of operating cash flow. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009 and our Annual Report on Form 10-K for the year ended December 31, 2008, each as filed with the SEC.

Presenters Bob Aisner Chief Executive Officer and President Michael Ernst Chief Financial Officer and Treasurer Scott Fordham Chief Accounting Officer One BriarLake Plaza, Houston, TX

Portfolio Characteristics 74 operating office properties 1 development property 25.8 million square feet 34 markets 222 S. Riverside, Chicago, IL Bank of America Plaza, Charlotte, NC Three Eldridge Place, Houston, TX

Geographic Diversification 401180 Pins represent location and number of assets as of June 30, 2009.

10 Largest Markets – by % of NOI 20.1% 12.1% 11.6% 5.4% 5.3% 5.1% 3.5% 2.9% 2.8% 2.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Chicago Houston Philadelphia Dallas/Fort Worth Atlanta Charlotte Austin Louisville Baltimore Minneapolis/St. Paul % of NOI As of June 30, 2009

10 Largest Markets – by % of square footage As of June 30, 2009 17.2% 13.7% 12.1% 5.4% 5.2% 4.8% 4.3% 3.9% 3.5% 3.0% 0.0% 5.0% 10.0% 15.0% Chicago Philadelphia Houston Dallas/Ft. Worth Atlanta Louisville Minneapolis/St. Paul Cleveland Charlotte New Orleans % of Square Footage

Significant Tenants As of June 30, 2009 Tenants Annualized Base Rental Revenue Percentage of Company Annualized Base Rental Revenue Square Feet Leased Credit Rating: Moody's/S&P (in thousands) (in thousands) GSA 23,387 $ 5% 1,060 AAA/AAA Bank of America 14,541 3% 731 A2/A Fifth Third Bank 8,090 2% 412 Baa1/BBB Nokia Inc 8,086 1% 270 A1/A EDS information Systems LLC 5,287 1% 243 A2/A (Bought by Hewlett Packard) Rambus, Inc 4,917 1% 97 Not Rated (NASDQ: RMBS) J Ray McDermott, Inc 4,653 1% 190 Ba2/BB+ Cirrus Logic, Inc 4,633 1% 197 n/a / B Lawson Software 4,491 1% 308 Not Rated (NASDQ: LWSN) CDW Corporation 4,481 1% 290 B3/B- Allstate Insurance Co 4,450 1% 186 A3/A- KeyBanc 4,263 1% 202 Baa1/BBB+ Disney Enterprises, Inc 4,136 1% 115 A2/A Waste Management, Inc 4,115 1% 195 Baa3/BBB Wolf, Block, Schorr & Solis 3,945 1% 144 In default Duane Morris, LLP 3,855 1% 257 Private law firm (established 1904) Litton Loan Servicing, L.P. 3,851 1% 199 A1/A (bought by Goldman Sachs) RSUI Group 3,832 1% 134 Baa2/ n/a Children's Hospital of Philadelphia 3,709 1% 193 Non-profit hospital (established 1855) Goldman Sachs 3,702 1% 150 A1/A Total 122,424 $ 28% 5,571 Total Company 440,946 $ 22,219

Industry Diversification As of June 30, 2009 Industry Classification Annualized Base Rental Revenue Percentage of Company Annualized Base Rental Revenue Square Feet Leased Professional, Scientific & Technical Services 126,533 $ 29% 6,390 Finance & Insurance 120,451 27% 5,942 Public Administration 28,289 6% 1,656 Manufacturing 25,136 6% 986 Information 23,227 5% 1,100 Administrative, Support & Waste Management 19,904 5% 931 Health Care & Social Assistance 19,247 4% 1,010 Real Estate, Rental & Leasing 10,477 2% 586 Other Services (except Public Administration) 10,266 2% 313 Mining 9,114 2% 436 Retail Trade 7,674 2% 816 Educational Services 6,942 2% 355 Utilities 6,437 1% 326 Construction 6,199 1% 261 Accommodation & Food Services 6,101 1% 302 Wholesale Trade 4,826 1% 230 Arts, Entertainment & Recreation 4,147 1% 305 Transportation & Warehousing 3,930 1% 157 Management of Companies and Enterprises 1,289 - 13 Agriculture, Forestry, Fishing & Hunting 188 - 9 Other 609 - 95 Total: 440,946 $ 100% 22,219

Second Quarter 2009 – Leasing Activity 1,230,000 square feet of leases expiring 508,000 square feet of leases renewed 54,000 square feet of expansion leases 123,000 square feet of new leases Average new net rent was 8% lower than expiring rent Portfolio occupancy declined from 89% to 87% Large tenant move-outs Verizon – Atlanta (115,000 square feet) Americredit – Fort Worth (175,000 square feet) Key Bank – Cleveland (80,000 square feet) Orbitz – Chicago (67,000 square feet)

Second Quarter 2009 – Leasing Cost Analysis Renewals 508,000 square feet $11.34/square foot in tenant improvement and commission cost 4.3 year average term Expansions 54,000 square feet $37.88/square foot in tenant improvement and commission cost 7.2 year average term New leases 123,000 square feet $25.20/square foot in tenant improvement and commission cost 4.8 year average term

Leasing for Remainder of 2009 Lease expiration schedule is light for next four quarters Q3 ‘09 – 162,000 square feet 0.6% Q4 ‘09 – 795,000 square feet 3.1% Q1 ‘10 – 327,000 square feet 1.3% Q2 ‘10 – 448,000 square feet 1.8% Total – 1,732,000 square feet 6.8% Q4 ‘09 Expirations – five largest leases, totaling 472,000 square feet, are expected to either partially or fully renew August leasing pipeline shows good activity Signed Letters of Intent – 728,000 square feet (above average probability) Negotiating Letters of Intent – 738,000 square feet (average probability) Proposals out – 1,009,000 square feet (low probability)

Lease Expirations 3.7% 8.6% 11.0% 8.9% 11.4% 8.4% 0% 2% 4% 6% 8% 10% 12% 2009 (Q3-Q4) 2010 2011 2012 2013 2014 % of Total Square Feet As of June 30, 2009

Occupancy As of June 30, 2009 *Philadelphia portfolio was 95% at quarter end but Wolf Block’s default reduces to 91% Source: CB Richard Ellis, second quarter office leasing reports 84% 88% 86% 82% 78% 80% 87% 89% 85% 91%* 80% 77% 70% 75% 80% 85% 90% 95% National BH Chicago Houston Philadelphia Dallas/Ft. Worth Atlanta BH BH BH BH BH

Debt Maturities *Assumes one-year extension of our $150 million credit facility. $0 $60 $105 $77 $74 $797 $1,073 $134 $0 $200 $400 $600 $800 $1,000 $1,200 2009 2010 2011* 2012 2013 2014 2015 2016 2017 (in millions) As of June 30, 2009 $543 $150*

Funds from Operations and Modified Funds from Operations Challenges Faced In this environment, which includes rising cap rates, occupancy declines, increased leasing concessions and pressure on rental rates, real estate in general has declined in value, which has increased the frequency and amount of impairment charges recognized. Impairment charges also have negative impact on FFO. Impairment charges are non-cash and for this and other reasons are added back to modified FFO.

Funds from Operations and Modified Funds from Operations FFO and MFFO Results FFO, including the impact of impairment charges, totaled negative $170.1 million, or ($0.58) per share. Our share of the $193.1 million of impairment charges totaled $188.6 million, or ($0.65) per share. Modified FFO, which excludes the impact of impairment charges, totaled $18.5 million, or $0.06 per share.

Funds from Operations and Modified Funds from Operations Excluding $0.02 of one-time items, modified FFO was $0.084 cents, which represents a 1.4 cent decline from Q1 ’09 to Q2 ’09 . Key items impacting Q2 ‘09 modified FFO Lower rental income and lower tenant expense reimbursement income primarily attributable to lower occupancy Increased bad debt expense caused by tenant credit issues in our portfolio Lower property operating expenses and real estate tax expenses Lower portfolio expenses resulting from the advisor’s waiver of $2.5 million of asset management fees

Same Store Results Year over Year Results Portfolio NOI was down $5.3 million, or 7.7%, when Q2 ’09 is compared to Q2 ‘08. $4.4 million of the decline was attributable to an increase in bad debt expense caused by tenant credit issues in the portfolio, some of which may ultimately prove to be collectible. Excluding the impact of the bad debt expenses, NOI decreased $878,000, or 1.3%. Occupancy for this portfolio decreased from 91% at the end of Q2 ‘08 to 87% at the end of Q2 ‘09.

Same Store Results Quarter over Quarter Results Portfolio NOI was down $3.9 million, or 5.5%, when Q2 ’09 is compared to Q1 ‘09. Excluding the impact of a $4.0 million increase in bad debt expense, some of which may ultimately prove to be collectible, our quarter over quarter results were $78,000 positive. Occupancy for this portfolio declined approximately 2% from the end of Q1 ‘09 largely because of previously discussed tenant move-outs. Property operating expenses and real estate taxes were down $3.5 million from Q1 ‘09. While seasonal fluctuations in expenses played a role in the decrease in property operating expenses from Q1 ‘09, we are focused on achieving operating expense savings and are seeing results from this effort.

Behringer Harvard REIT I, Inc. Challenges Impacting Cash Tenant issues Renewals Collections Tenant leasing Capital control Tenant improvements Building improvements Opportunities to Increase Cash Leasing opportunities Tenant relationships Lower operating costs Vendor initiatives Real estate taxes Control Capital Expenditures Position for portfolio future Sales of non-strategic assets Reduced asset management fees

Behringer Harvard REIT I, Inc. 250 W. Pratt, Baltimore, MD Resurgens Plaza, Atlanta, GA Buena Vista Plaza, Los Angeles, CA 500 Pratt, Baltimore, MD Alamo Plaza, Denver, CO One Oxmoor Place, Louisville, KY Crescent Center, Memphis, TN Energy Centre, New Orleans, LA Wanamaker, Philadelphia, PA One Financial Place, Chicago, IL City Center, St. Petersburg, FL Bank of America, Las Vegas, NV 1 & 2 Eldridge Place, Houston, TX United Plaza, Philadelphia, PA Three Parkway Plaza, Philadelphia, PA